UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015 (February 16, 2015)
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77043 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 16, 2015, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its fourth quarter results of operations for the period ended December 31, 2014.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

Item 7.01 Regulation FD Disclosure.

On February 16, 2015, Helix issued a press release announcing its fourth quarter results of operations for the period ended December 31, 2014.  In addition, on February 17, 2015, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the Fourth Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials are also available beginning on February 16, 2015 under Investor Relations - Presentations in the For the Investor section of Helix’s website, www.HelixESG.com.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Number        Description
-----------        ----------------

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 16, 2015 reporting financial results for the fourth quarter of 2014.

99.2	Fourth Quarter 2014 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2014

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.   Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 16, 2015 reporting financial results for the fourth quarter of 2014.

99.2	Fourth Quarter 2014 Conference Call Presentation.